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                                                                   EXHIBIT 10.25

                          WARRANT ACQUISITION AGREEMENT

                      WARRANT ACQUISITION AGREEMENT, dated as of June 25, 1999 (this "Agreement"), by and between Bear, Stearns & Co. Inc. ("Purchaser"), with an address of 245 Park Avenue, New York, New York and El Sitio International Corporation (the "Company"), with an address of Avenida Belgrano 845, (1092) Buenos Aires, Argentina.

                              W I T N E S S E T H:

                      WHEREAS, Purchaser and the Company have entered into that certain letter agreement dated February 4, 1999, pursuant to which Purchaser has agreed to assist the Company as exclusive financial advisor and placement agent in connection with a first round of privately placed equity securities of the Company (the "Financing") in return for a fee that includes, INTER ALIA, warrants to purchase ordinary shares of the Company ("Common Stock") upon the first closing of any part of the Financing; and

                      WHEREAS, the Company has entered into a Stock Purchase Agreement dated as of June 21, 1999 (as amended, the "Stock Purchase Agreement"), among the Company, Ibero-American Media Partners II Ltd., Washburn Enterprises Inc. and Chestnut Hill (El Sitio), LLC pursuant to which, among other things, Ibero-American Media Partners II Ltd., Washburn Enterprises Inc. and Chestnut Hill (El Sitio), LLC are scheduled to purchase preferred shares in the Company (the "Preferred Shares") on July 2, 1999 as part of the closing of the Financing;

                      NOW, THEREFORE, in consideration of the premises and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                      1. ISSUANCE OF THE WARRANTS

                      In consideration for the services provided by Purchaser and subject to the terms and conditions herein contained, at the Closing (as hereinafter defined), the Company shall issue and deliver to Purchaser warrants to purchase 119,968.21 shares of Common Stock (the "Warrants"), which shall be evidenced by one or more of the warrant certificates substantially in the form attached hereto as Exhibit A (the "Warrant Certificate").

                      2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                      The Company hereby represents and warrants to the Purchaser as follows:

                      (a) The Company has full power, authority and legal right to execute and deliver this Agreement, to grant the Warrants on the terms and conditions described herein and to perform and observe the terms and provisions of this Agreement.


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                      (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                      (c) When issued, sold and delivered in accordance with the terms of the Agreement, the Warrants will be validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof.

                      (d) Except as specifically provided in this Section 2 the Warrants are being sold without any representations, warranties or covenants, express or implied, being made by the Company with respect to the Securities (as hereinafter defined) or with respect to the Company, its business, prospects, financial condition or results of operations.

                      3. REPRESENTATIONS AND WARRANTIES OF PURCHASER

                      Purchaser hereby represents and warrants to the Company as follows:

                      (a) Purchaser understands and agrees that the Warrants and the shares of Common Stock that may be purchased by the holder thereof (collectively, the "Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws and that accordingly will not be fully transferable except as permitted under various exemptions contained in the Securities Act and any applicable state securities laws, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act and any applicable state securities laws.

                      (b) Purchaser hereby represents and warrants to the Company that it is acquiring the Warrants, for its own account, and not as nominee or agent for any other person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act. Purchaser further represents and warrants to the Company that it is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

                      (c) Purchaser hereby acknowledges that any certificate representing the Securities may have imposed on it by the Company a legend indicating that resale of the Warrant or Warrant Shares must be in compliance with the Securities Act and state securities law or an exemption therefrom, all as set forth on the Warrant Certificate.

                      4. GENERAL

                      (a) This Agreement may be amended only by a writing signed by the parties hereto.

                      (b) This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to the conflict of law principles thereof.


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                      (c) The descriptive headings of the several sections of
this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                      (d) This Agreement constitutes the entire agreement of the Company and Purchaser and supersedes any and all prior written or oral agreements or understandings between the Company and Purchaser pertaining to the matters contemplated under this Agreement. This Agreement is not intended to confer upon any other person any rights or remedies.

                      (e) In case any provision of this Agreement shall be declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall in no way be affected or impaired thereby.

                      (f) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be considered one and the same Agreement and shall become effective when one or more counterparts have been signed by both the Company and Purchaser.

                    [Rest of page intentionally left blank.]


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                      IN WITNESS WHEREOF, the Company and Purchaser each have
caused this Agreement to be executed as of the date set forth above.

                                             BEAR, STEARNS & CO. INC.

                                             By: /s/ Victor Cohn
                                                -------------------------------
                                                Name:  Victor Cohn
                                                Title: Senior Managing Director

                                             EL SITIO INTERNATIONAL CORPORATION:

                                             By: /s/ Roberto Cibrian Campoy
                                                -------------------------------
                                                Name:  Roberto Cibrian Campoy
                                                Title: